UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2017

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park
London W4 5HR
United Kingdom
(Address of principal executive offices) (Zip Code)

+44-1604-232425
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 1.01 Entry into a Material Definitive Agreement

On December 21, 2017, Avon Products, Inc. (“Avon”), Avon International Operations, Inc., a wholly-owned subsidiary of Avon, and the lenders party thereto, entered into the Third Amendment to Credit Agreement (the “Amendment”), which amends the Revolving Credit Agreement, dated as of June 5, 2015 (as amended by the First Amendment to Credit Agreement and General Security Agreement, dated as of December 7, 2015 and the Second Amendment to Credit Agreement and General Security Agreement and First Amendment to API Limited Recourse Guaranty, dated as of August 1, 2016, as so amended, the “Revolving Credit Agreement”). The Amendment will become effective upon the satisfaction of certain customary conditions. Upon effectiveness, among other things, the Amendment will: (i) decrease the Interest Coverage Ratio (as defined in the Revolving Credit Agreement) covenant to 2.75x beginning with the fiscal quarter ended December 31, 2017, increasing to 3.0x beginning with the fiscal quarter ended December 31, 2018 and to 3.5x beginning with the fiscal quarter ended March 31, 2019 and thereafter, (ii) increase the Total Leverage Ratio (as defined in the Revolving Credit Agreement) covenant to 4.0x beginning with the fiscal quarter ended December 31, 2017, decreasing to 3.75x beginning with the fiscal quarter ended June 30, 2018 and to 3.5x beginning with the fiscal quarter ended December 31, 2018 and

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thereafter and (iii) amend the definition of “Consolidated EBIT” to illustrate that the calculation of certain permitted add-backs that are subject to an aggregate cap of 15% of Consolidated EBITDA (as defined in the Revolving Credit Agreement) are calculated inclusive of such permitted add-backs.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description

10.1	Third Amendment to Credit Agreement, dated December 21, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.

By	/s/ Ginny Edwards
Name: Ginny Edwards
Title: Vice President and Corporate Secretary
Dated: December 21, 2017

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to Credit Agreement, dated December 21, 2017.

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